Exhibit 99.2

KME Group SpA

Registered Office: 20121 Milan (MI) Foro Buonaparte, 44

Share Capital: Euro 200,109,175.93 fully paid-in

Milan Company Register – Tax I.D. Nr. 00931330583

www.itkgroup.it

PRESS RELEASE

KME SE signs a business combination agreement

for an equity transaction

relating to the company cunova (in which it currently indirectly holds 45%)

Milan, 20 February 2024 – Following the press release published on 21st August 2023, KME Group SpA (“KME” and together with any of its group companies “KME Group”) informs that its subsidiary KME SE has signed a Business Combination Agreement (“BCA”) relating to the special product business operated by cunova GmbH (“cunova”), in which KME SE currently holds an indirect stake of 45%.

Control over cunova (55% of the share capital) was transferred by KME SE to The Paragon Fund III GmbH & Co. geschlossene Investment KG (“Paragon”), a German private equity fund, in January 2022.

The BCA was signed, amongst others, between KME SE, Paragon and SDCL EDGE Acquisition Corporation (“SEDA”), a publicly traded special purpose acquisition company listed on the NYSE.

Under the terms of the BCA, cunova will be indirectly acquired by a publicly-listed, successor entity of SEDA. Also as part of the proposed business combination, cunova will acquire KME Aerospace (as defined below) from KME Group and the combined company is expected to be listed on the NYSE (“Business Combination”). As a result of the contemplated Business Combination, KME SE would convert its 45% stake held in cunova, as well as its receivables, into shares of the combined company listed on the NYSE and would further increase its shareholding as a result of the transfer of its aerospace business (“KME Aerospace”), a leading engineering business that supplies high-tolerance copper alloy components to major players in the aerospace industry. At completion of the transaction, KME SE would hold a majority stake of the share capital of the combined company listed on the NYSE and would receive cash proceeds in the amount of $20 million. Paragon is expected to exit cunova in exchange for cash proceeds and a vendor loan.

Completion of the Business Combination, which is expected in the second quarter of 2024, is subject to various closing conditions, which include, but are not limited to, obtaining all required regulatory approvals, the approval of the shareholders of SEDA, securing minimum cash of $140 million, refinancing cunova’s current debt, and the registration statement on Form F-4 to be filed with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Business Combination being declared effective by the SEC. Under the terms of the BCA, KME SE has agreed to cover up to $35 million of the cash proceeds to be paid to Paragon at the time of closing of the Business Combination. Although the signing of the BCA constitutes an important step forward, no assurance can be given that the closing conditions will be satisfied and the Business Combination will be completed.

The Business Combination has an important strategic value to the KME Group, because it allows KME Group to reacquire the majority of cunova, increasing its potential through the contribution of KME Aerospace, with the result of holding control (about 60%) of a business with very significant expected future growth prospects from a strategic point of view.

At closing, the combined company is expected to have a pro-forma enterprise value of approximately $736 million comprised of pro forma net debt of $289 million and an equity value of approximately $447 million, of which about 60% would be held by KME SE.

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The press release is available on the Company’s website, www.itkgroup.it. Additional information may be directly requested from the Company (telephone number +39.02.806291; e.mail: info@itk.it) and through the “eMarket STORAGE” system at the address: www.emarketstorage.it.

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No assurances can be made that the proposed business combination will be consummated on the terms or timeframe currently contemplated, or at all. The proposed business combination is subject to equity holder approval of all companies, regulatory approvals, and other customary conditions.

THE DISSEMINATION, PUBLICATION OR DISTRIBUTION OF THIS COMMUNICATION IS PROHIBITED IN ANY JURISDICTION WHERE IT WOULD CONSTITUTE A VIOLATION OF THE RELEVANT APPLICABLE LAW.

This press release does not constitute and is not intended to constitute an offer, invitation or solicitation to buy or otherwise acquire, subscribe for, sell or otherwise dispose of any securities of KME Group S.p.A.

Additional Information and Where to Find It

In connection with the proposed business combination, the combined company will file a registration statement, of which a proxy statement/prospectus will form a part, with the SEC. The definitive proxy statement/prospectus and other relevant documents will be sent or given to SEDA’s shareholders as of a record date to be established for voting at SEDA’s shareholder meeting relating to the proposed business combination. SEDA and the combined company may also file other documents regarding the proposed business combination with the SEC. This press release does not contain all of the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. SEDA’s shareholders and other interested persons are advised to read, when available, the registration statement of the combined company and the proxy statement/prospectus which will form a part thereof and any amendments thereto and all other relevant documents filed or that will be filed in connection with the proposed business combination, as these materials will contain important information about cunova, KME Aerospace, SEDA, the combined company and the proposed business combination. The registration statement of the combined company and the proxy statement/prospectus which will form a part thereof and other documents that are filed with the SEC, once available, may be obtained without charge at the SEC’s website at www.sec.gov or by directing a written request to: SDCL EDGE Acquisition Corporation, 60 East 42nd Street, Suite 1100, New York, NY, Attn: Francesca Lorenzini.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PRESS RELEASE PASSED UPON THE MERITS OR FAIRNESS OF THE PROPOSED BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PRESS RELEASE. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

SEDA, cunova, certain shareholders of SEDA, KME Group, and certain of SEDA’s, cunova’s and KME Group’s respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from the shareholders of SEDA with respect to the proposed business combination. A list of the names of such persons and information regarding their interests in the proposed business combination will be contained in the registration statement of the combined company and the proxy statement/prospectus which will form a part thereof, when available. Shareholders, potential investors and other interested persons should read the registration statement of the combined company and the proxy statement/prospectus which will form a part thereof carefully when they become available and before making any voting or investment decisions. Free copies of these documents may be obtained from the sources indicated above, when available.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the applicable U.S. securities laws. Forward-looking statements generally are accompanied by words such as “anticipate”, “believe”, “continue”, “estimate”, “expect”, “intend”, “may”, “plan”, “predict”, “potential”, “seek”, “seem”, “should”, “will”, “would”, and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management of SEDA, cunova and KME Group and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of SEDA, cunova or KME Group. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the outcome of any legal proceedings that may be instituted in connection with the proposed business combination; delays in obtaining, adverse contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the proposed business combination; the risk that the proposed business combination disrupts cunova’s or KME Aerospace’s current plans and operations; the inability of cunova to recognize the anticipated benefits of the proposed business combination, including its acquisition of KME Aerospace, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably with customers and suppliers and retain key employees; the risk that cunova’s or KME Aerospace’s projected pipeline of projects and production capacity do not meet cunova’s or KME Aerospace’s proposed timeline or that such pipeline fails to be met at all; costs related to the proposed business combination; the risk that the proposed business combination does not close in the second quarter of 2024 or does not close at all; changes in the applicable laws or regulations; the possibility that cunova, KME Aerospace, or the combined company may be adversely affected by other economic, business, and/or competitive factors; economic uncertainty caused by the impacts of geopolitical conflicts, including Russia’s invasion of Ukraine and the ongoing conflicts in the Middle East; economic uncertainty due to rising levels of inflation and interest rates; the risk that the approval of the shareholders of SEDA for the proposed business combination is not obtained; the risk that any current or future equity or debt transactions are not completed prior to the closing of the proposed business combination; the risk that even if any current or future equity or debt transactions are completed, they will not be sufficient to satisfy the minimum cash condition set forth in the definitive documentation in connection with the proposed business combination and/or fund the combined company’s execution on its near-term project pipeline allowing the combined company to scale its operations; the amount of redemption requests made by SEDA’s shareholders and the amount of funds remaining in SEDA’s trust account after satisfaction of such requests prior to the closing of the proposed business combination; SEDA’s, cunova’s, KME Aerospace’s and the other parties to the definitive documentation in connection with the proposed business combination ability to satisfy the conditions to closing the proposed business combination; the ability to maintain listing of SEDA’s securities on the NYSE; and those factors discussed in SEDA’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, the proxy statement relating to SEDA’s extension, as well as the registration statement on Form F-4 of the combined company, and the proxy statement/prospectus which will form a part thereof that the parties intend to file with the SEC in connection with the proposed business combination. If any of these risks materialize or SEDA’s, cunova’s or KME Group’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither SEDA, cunova nor KME Group presently know, or that SEDA, cunova and KME Group currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SEDA’s, cunova’s and KME Group’s expectations, plans or forecasts of future events and views as of the date of this press release. SEDA, cunova and KME Group anticipate that subsequent events and developments may cause their assessments to change. SEDA, cunova and KME Group specifically disclaim any obligation to update or revise any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing SEDA’s, cunova’s or KME Group’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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